UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2014

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC
(Exact name of registrant as specified in its charter)

Texas	333-174226	38-3769404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11451 Katy Freeway, Suite 500
Houston, Texas 77079
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (281) 598-8600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Black Elk Energy Offshore Operations, LLC (the “Company”) will hold a conference call to provide a strategic update and discussion regarding the Company’s:

•	selected preliminary fourth quarter 2013 results; and

•	preliminary guidance for the first and second quarters of 2014.
The call will be held on Friday, February 7, 2014, at 2:00 p.m. Central Time. To participate, dial (800) 272-6255 in the United States or (303) 223-2680 at least ten minutes before the call begins. A summary presentation will be available on the Company's investor portal on February 7, 2014.
Item 9.01 Financial Statements and Exhibits
(d) Exhibit

Exhibit	Description

99.1	Press Release issued by Black Elk Energy Offshore Operations, LLC, dated February 5, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 5, 2014

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	/s/ John Hoffman
Name: John Hoffman
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued by Black Elk Energy Offshore Operations, LLC, dated February 5, 2014